EXECUTION

MORTGAGE LOAN DILIGENCE AGREEMENT

(BAYVIEW FINANCIAL REVOLVING ASSET TRUST 2003-G,

AND BAYVIEW FINANCIAL REVOLVING ASSET TRUST 2005-A)

This Mortgage Loan Diligence Agreement is dated November 10, 2005 (this “Agreement”), is entered into by and between Bayview Financial, L.P., a Delaware limited partnership (“Bayview” or the “Agent”), and Bayview Financial Securities Company, LLC, a Delaware limited liability company (the “Depositor”).

WITNESSETH:

WHEREAS, the Depositor will acquire certain mortgage loans identified on Schedule I hereto (the “Mortgage Loans”) pursuant to an assignment agreement dated as of October 1, 2005, by and between Bayview Financial Property Trust II, as assignor, and the Depositor, as assignee;

WHEREAS, the Depositor intends to transfer the Mortgage Loans in a securitization transaction pursuant to a pooling and servicing agreement dated as of October 1, 2005 (the “Pooling and Servicing Agreement”), among the Depositor, Wells Fargo Bank, N.A., as master servicer, and Wachovia Bank, National Association, as trustee (the “Trustee”), and in connection with such sale will assign its rights under this Agreement to the Trustee;

WHEREAS, the Agent, by and through its officers, employees, agents, representatives and affiliates, has specialized expertise in conducting diligence reviews of pools of mortgage loans;

WHEREAS, the Depositor desires to avail itself, for the term of this Agreement, of the expertise of the Agent in such area, by retaining the Agent to undertake a review of the Mortgage Loans in order to determine compliance with certain of the applicable representations and warranties and requirements for delivery of documents;

WHEREAS, the Agent is prepared to provide certain services for the benefit of the Depositor in the manner and on the terms set forth herein, including undertaking such review as it deems appropriate to ascertain the accuracy of the substance of certain representations and warranties; and

WHEREAS, the Agent will be obligated, as provided herein, to purchase any defective Mortgage Loan tendered by the Trustee for purchase for a price generally equal to the unpaid principal balance thereof, plus accrued interest thereon, plus the amount of any costs and damages incurred by the Trust Fund as a result of any related violation of a predatory or abusive lending law, plus any additional amounts specified in the Pooling and Servicing Agreement;

NOW, THEREFORE, in consideration of the mutual covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.

Definitions.  Capitalized terms used but not otherwise defined in this Agreement shall have the meanings set forth in the Mortgage Loan Purchase Agreement dated as of October 1, 2005 (the “Mortgage Loan Purchase Agreement”), between Bayview, as seller, and the Depositor, as purchaser, or if not defined therein, as defined in the Pooling and Servicing Agreement.

2.

Appointment.  The Depositor hereby appoints the Agent as the Depositor's agent to render the diligence services described in Section 3 hereof.

3.

Diligence Services.  The Agent shall undertake on behalf of the Depositor such review as it determines is appropriate in its reasonable judgment to ascertain, based upon a limited sample of the Mortgage Loans or otherwise, (a) the accuracy of the substance of the representations and warranties set forth in Subsections 6(a)-(z), (aa)-(kk) and (mm)-(nn) of the Mortgage Loan Purchase Agreement; provided, however, that any such representation and warranty made to the knowledge of the “Seller” under the Mortgage Loan Purchase Agreement shall be deemed to be made to the Agent’s knowledge, and (b) the completeness of the Mortgage File, including the absence of any material defect in the documents comprising such Mortgage File and the delivery of each document required to be delivered as part of such Mortgage File, each as provided in Section 4(b) of the Mortgage Loan Purchase Agreement (the obligations set forth in (a) and (b) above, the “Covered Obligations”).  Any out-of-pocket expenses incurred by the Agent in the course of such review shall be paid by the Agent from its own funds.

The Depositor shall cooperate with the Agent to facilitate the prompt performance by the Agent of its obligations under this Section 3.  The Agent may provide such services as required by this Section 3 directly or may assign such duties to one or more subagents pursuant to submanagement agreements; provided, however, that any such subagent shall have been approved by the Depositor; and provided, further, that notwithstanding any such assignment, the Agent shall remain primarily liable for performing its duties and obligations under this Agreement.

4.

Warranty of Performance.  Within 90 days of receipt of notice by the Agent of a breach of any Covered Obligation that materially and adversely affects the value of any Mortgage Loan or the interest therein of the Depositor or the Depositor’s assignee, transferee or designee, the Agent promptly shall cure such defect or breach in all material respects, or in the event such defect or breach cannot be cured, the Agent shall either (i) repurchase the affected Mortgage Loan at the Purchase Price (as such term is defined in the Pooling and Servicing Agreement) or (ii) subject to the approval of the Depositor or the Depositor’s assignee, transferee or designee, cause the removal of such Mortgage Loan from the Trust Fund and substitute one or more Qualified Substitute Mortgage Loans.  Notwithstanding the preceding sentence, if a breach of representation or warranty cannot reasonably be cured within 90 days after written notice thereof, and the Agent shall have commenced to cure such breach within such 90 day period and thereafter diligently and expeditiously proceeds to cure the same, such 90 day period shall be extended for so long as it shall require the Agent in the exercise of due diligence to cure such breach, it being agreed that no such extension shall be for a period in excess of the lesser of 90 days or the period of time during which the seller or the depositor is required to cure a defect or breach or repurchase an affected Mortgage Loan pursuant to any sale and/or securitization agreement or arrangement it may enter into.  The Agent shall indemnify the Trustee and the Trust Fund for the amount of any costs and damages incurred by the Trust Fund as a result of any violation of any predatory or abusive lending law arising from or in connection with the origination of such affected Mortgage Loan, to the extent that such costs or damages are not covered by the applicable Purchase Price and result in a reduction of amounts distributable on the Certificates.

5.

Agent Compensation.  As compensation for its services, the Agent will be entitled to payment of a fee equal to $75,000.

6.

Limitation of Responsibility of the Agent.

The Agent shall have no responsibility under this Agreement other than to render the services called for hereunder and fulfill its obligations hereunder.  The Agent, its affiliates, directors, officers and employees shall not be liable in any respect other than to the extent of the remedies provided in this Agreement to the Depositor, the Trustee, the Certificateholders or others, except by reason of acts constituting bad faith, willful misfeasance or negligence in the discharge of their duties.

7.

Additional Obligations of Agent. Unless otherwise specifically required by any provision of the Pooling and Servicing Agreement or this Agreement or by applicable law, the Agent shall use all reasonable efforts to ensure that no action is taken by it would materially adversely affect the Depositor for purposes of United States federal or state law or any other law known to the Agent to be applicable to the Depositor.  The Agent covenants that it shall comply in all material respects with all laws and regulations applicable to it in connection with the performance of its duties under this Agreement.

8.

No Partnership or Joint Venture.  The Depositor and the Agent are not partners or joint venturers with each other and nothing herein shall be construed to make them such partners or joint venturers or impose any liability as such on either of them.  The Agent shall be, for all purposes herein, deemed to be an independent contractor and shall, unless otherwise expressly provided herein or authorized by the Depositor from time to time, have no authority to act for or represent the Depositor in any way or otherwise be deemed an agent of the Depositor.

9.

Term.  This Agreement shall continue in effect until the discharge of the obligations of the Depositor under the Pooling and Servicing Agreement.

10.

[Reserved]

11.

Termination.  This Agreement may be terminated upon 30 days’ notice by either party hereto to the other party.  Upon such termination, the Agent shall as promptly as practicable:

(a)

Deliver to the Depositor or its assignee or designee all property and documents of the Depositor or otherwise relating to the Mortgage Loans then in the custody of the Agent; and

(b)

Deliver to the Trustee an accounting with respect to the books and records delivered to the Depositor.

Notwithstanding such termination, (i) the Agent shall remain liable for its obligations under Section 4 hereof and its acts or omissions giving rise thereto and for any expenses, losses, damages, liabilities, demands, charges and claims of any nature whatsoever (including reasonably attorneys' fees) in respect of or arising out of a breach of the representations and warranties made by the Agent in Sections 4 and 13 hereof or from any failure of the Agent to comply with the provisions of this Section 11 and (ii) the Depositor shall remain liable for its obligations under Section 6 hereof.

12.

Additional Activities of the Agent.  Nothing herein shall prevent the Agent or any of its Affiliates from engaging in other businesses, or from rendering services of any kind to the Depositor and its Affiliates, the Trustee, the Certificateholders or any other Person or entity.  Without limiting the generality of the foregoing, the Agent, its Affiliates, and the directors, officers, employees and agents of the Agent and its Affiliates may:

(a)

serve as officers, employees, co-trustees, agents, nominees or signatories for the Depositor or its Affiliates; and

(b)

be retained to provide services unrelated to this Agreement to the Depositor or its Affiliates and be paid therefor.

It is understood that the Agent and any of its Affiliates may engage in any other business and furnish management and advisory services to others, including Persons that may have investment policies similar to those followed by the Agent with respect to the Depositor.  The Agent shall be free in its sole discretion to make recommendations to others, or effect transactions on behalf of itself or for others, which may be the same as or different from those effected with respect to the Depositor.

13.

Representations and Warranties.  The Agent hereby represents and warrants to the Depositor as follows:

(a)

The Agent is a limited partnership duly organized, validly existing and in good standing under the laws of the State of Delaware and has full power and authority (i) to own its assets and to transact the business in which it is currently engaged and (ii) to execute and deliver this Agreement and perform its obligations under this Agreement.  The Agent is in good standing under the laws of each jurisdiction in which its ownership or lease of property or the conduct of its business requires, or the performance of this Agreement would require such qualification, except for those jurisdictions in which the failure to be so qualified, authorized or licensed would not have a material adverse effect on the business, operations, assets or financial condition of the Agent or on the ability of the Agent to perform its obligations hereunder, or on the validity or enforceability of this Agreement.

 (b)

The Agent has the necessary power and authority to execute, deliver and perform this Agreement and all obligations required hereunder and has taken all necessary corporate action to authorize this Agreement on the terms and conditions hereof and the execution, delivery and performance of this Agreement and all obligations required hereunder.  No consent of any other person, including, without limitation, creditors and depositors of the Agent, and no license, permit, approval or authorization of, exemption by, notice or report to, or registration, filing or declaration with, any governmental authority is required by the Agent in connection with this Agreement or the execution, delivery, performance, validity or enforceability of this Agreement or the obligations required hereunder.  Each of this Agreement and any instrument and document required hereunder has been delivered by a duly authorized officer of the Agent, and each of this Agreement and any instrument and document required hereunder constitutes the valid and legally binding obligation of the Agent enforceable against the Agent in accordance with its terms, subject, as to enforcement, to (a) the effect of bankruptcy, insolvency or similar laws affecting generally the enforcement of creditors’ rights, as such laws would apply in the event of any bankruptcy, receivership, insolvency or similar event applicable to the Agent and (b) general equitable principles (whether enforceability of such principles is considered in a proceeding at law or in equity).

(c)

The execution, delivery and performance of this Agreement and the documents and instruments required hereunder will not violate any provision of any existing law or regulation binding the Agent, or any order, judgment, award or decree of any court, arbitrator or governmental authority binding on the Agent, or the governing instruments of, or any securities issued by, the Agent or of any mortgage, indenture, lease, contract or other agreement, instrument or undertaking to which the Agent is a party or by which the Agent or any of its assets may be bound, the violation of which would have a material adverse effect on the business operations, assets or financial condition of the Agent or any of its subsidiaries, and will not result in, or require the creation or imposition of, any lien on any of its property, assets or revenues pursuant to the provisions of any such mortgage, indenture, lease, contract or other agreement, instrument or undertaking.

(d)

No authorization, consent, approval, license, exemption or other action by or notice to or registration or filing with any governmental authority or administrative or regulatory body is required for either the execution, delivery or performance of this Agreement by the Agent or the consummation of the transactions contemplated hereby, except such as shall have been made or obtained on or prior to the Closing Date.

(e)

There is no charge, investigation, action, suit or proceeding before or by any court pending, or to the best knowledge of the Agent threatened, that, if determined adversely to the Agent, would have a material adverse effect upon the performance by the Agent of its duties under this Agreement.

(f)

The Agent is not in default with respect to any order or decree of any court, regulation or demand of any federal, state, municipal or governmental agency, which default would materially and adversely affect the condition (financial or other) or operations of the Agent or its properties or the consequences of which would have a material adverse effect on the Agent’s ability to perform its obligations under this Agreement.

14.

Records; Confidentiality.  The Agent will maintain appropriate books of accounts and records relating to services performed hereunder, and such books of account and records shall be accessible for inspection by a representative of the Depositor, the Trustee, the Certificateholders and any independent accountants appointed by the Depositor at any time during the Agent’s normal business hours and upon not less than three Business Days’ prior notice.  The Agent shall keep confidential any and all information obtained in connection with the services rendered hereunder and shall not disclose any such information to non-affiliated third parties except (i) with the prior written consent of the Depositor (which consent shall not be unreasonably withheld), (ii) such information as a Rating Agency shall reasonably request in connection with the rating of the Certificates, (iii) as required under any applicable law or regulation, governing instrument or court order or by the rules or regulations of any self-regulating organization, body or official having jurisdiction over the Agent or as otherwise required by law or by regulatory or judicial process, (iv) to its professional advisors or (v) such information as shall have been publicly disclosed other than in violation of this Agreement.  For purposes of this Section 14, the Noteholders shall in no event be considered “non-affiliated third parties.”

15.

Trustee as Beneficiary.  The Trustee shall be an intended third-party beneficiary of this Agreement and the Trustee shall be entitled to enforce the rights of the Depositor hereunder for the benefit of the Certificateholders.

16.

Assignment.  The Agent may not assign its rights or delegate its duties under this Agreement (other than (i) the delegation of the duties under this Agreement to one or more subagents approved by the Depositor or (ii) to a partnership, corporation or other organization that is a successor by merger, consolidation or purchase of substantially all of the assets of the Agent) unless such assignment is consented to in writing by both the Depositor and the Trustee.  Notwithstanding the foregoing, no delegation of the duties of the Agent under Section 4 hereof may be made unless the Depositor and the Trustee have received a letter from each Rating Agency to the effect that such delegation will not result in the qualification, withdrawal or downgrade of the ratings assigned to any outstanding Certificates issued under the Pooling and Servicing Agreement.  Such an assignment or delegation, if so consented to, shall bind the assignee hereunder in the same manner as the Agent is bound hereunder.  This Agreement shall not be assignable by the Depositor without the consent of the Agent, except for assignment to the Trust Fund pursuant to the Pooling and Servicing Agreement or assignment to a corporation or other organization that is a successor by merger, consolidation or purchase of substantially all of the assets to the Depositor, in which case such successor organization shall be bound hereunder and by the terms of said assignment in the same manner as the Depositor is bound hereunder.  The Trustee shall succeed to the rights, but not the obligations, of the Depositor hereunder, and shall be entitled to enforce such rights as if it were itself the Depositor.

17.

Headings.  The section headings hereof have been inserted for convenience and reference only and shall not be construed to affect the meaning, construction or effect of this Agreement.

18.

Amendments.  This Agreement may not be amended, changed, modified or terminated except in writing signed by the Agent and the Depositor and approved by the Trustee, such approval not to be unreasonably withheld.

19.

Governing Law.  THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

20.

Notices.  All notices, requests and other communications permitted or required hereunder shall be in writing and shall be deemed to have been duly given when received.

If to the Agent, to:

Bayview Financial, L.P.

4425 Ponce de Leon Boulevard, 4th Floor

Coral Gables, Florida  33146

Attn:  Robert Wegner, Senior Vice President

If to the Depositor, to:

Bayview Financial Securities Company, LLC

4425 Ponce De Leon Boulevard, 4th Floor

Coral Gables, Florida  33146

or to such other address as either party may designate by notice to the other party hereto, which shall be effective when received.

21.

Counterparts.  This Agreement may be executed in one or more counterparts, any of which shall constitute an original as against any party whose signature appears on it, and all of which shall together constitute a single instrument.  This Agreement shall become binding when one or more counterparts, individually or taken together, bear the signatures of all parties.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the day first above written.

BAYVIEW FINANCIAL, L.P.

By:  BAYVIEW FINANCIAL MANAGEMENT

CORP., its General Partner

By:  /s/ Stuart Waldman

Name:

  Stuart Waldman

Title:

  Senior Vice President

BAYVIEW FINANCIAL SECURITIES COMPANY,

LLC

By:  /s/ Stuart Waldman

Name:   Stuart Waldman

Title:     Vice President

SCHEDULE I

Mortgage Loan Schedule

[See Schedule I and Schedule II to Tab 24]